UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A-2


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         August 14, 2007
        -----------------------------------------------
        Date of Report (Date of earliest event reported)

                         DENTALSERV.COM
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)

         NEVADA           000-52077             91-2015980
    ---------------------------------------------------------------
   (State or other    (Commission File   (IRS Employer jurisdiction
    incorporation)         Number)        of  Identification of No.)

    20 West 55th Street, Floor 5, New York, New York    10019
    ---------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)

                         (212) 849-8248
       --------------------------------------------------
       Registrant's telephone number, including area code

   -----------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written  communications pursuant to Rule 425  under  the
    Securities Act (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12  under  the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1
REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Since control of the Company was purchased by our principal shareholder, Vision Opportunity Master Fund LLC ("Vision") on December 15, 2006, we have been a shell corporation with no commercial operations and no revenues. Our expenses have been funded since then through the present, by advances, primarily for legal and accounting fees, from Vision as required.

In late July, 2007, we entered into preliminary discussions with Medpro Safety Products, Inc., a privately held Delaware corporation ("MedPro") and Vision with a view toward acquiring MedPro in a reverse merger, exchange of capital stock transaction in which the operations, management and Board of MedPro would become the Company's operations, management and Board of
Directors. Concurrent with the reverse merger, and conditioned upon our entry into and closing of a definitive Agreement and Plan of Merger with MedPro, the Company would undertake a private placement offering of our newly authorized preferred stock, in units with Common Stock Purchase Warrants, for maximum gross proceeds of $13,000,000, to accredited investors, including primarily Vision; and effect a reverse split of our issued and outstanding Common Stock on the basis of one (1) post-reverse split share for each four ( 4 ) pre-reverse split shares.


On September 5, 2007, following additional, substantive discussion, we mutually agreed to terms and entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), with MedPro.


On November 7, 2007, we amended and restated the Merger Agreement (the "Amended and Restated Agreement and Plan of Merger") to extend the time for closing the transaction to December 31, 2007; and to clarify the number of shares of our unissued Common Stock to be exchanged in the Merger Transaction with the MedPro stockholders.

As in the Merger Agreement,under the Amended and Restated
Merger Agreement, MedPro will beacquired by and merged with and into Dentalserv.com (the "Reverse"Merger")with Dentalserv.com as the surviving corporation.

In effecting the merger, the MedPro capital stock shareholders, holding all of the issued and outstanding shares of MedPro common stock, 24,879,363 shares, par value $.01 per share, (the "MedPro Common Stock") will receive 11,284,696 shares of Dentalserv.com common stock, $.001 par value per share, in exchange for 24,874,363 shares of MedPro Common Stock. The cashless, exchange of stock, Reverse Merger transaction overall will involve the issuance of 11,878,628 post-reverse split shares of our authorized, previously unissued common stock following a reverse split of our Common Stock on the basis of one(1)post-split share for each four
(4) pre-split shares.

As other material aspects of the Amended and Restated Merger
Agreement, the name of the Company will be changed to "Medpro Safety Products, Inc.", the management of MedPro will become and replace the Company's current management and our Board of Directors will be replaced by the members of the Board of Directors of MedPro.

With completion of the overall Reverse Merger transaction, anticipated prior to year end, another consequent change of control of the Company will have occurred.

The material conditional components of the Reverse Merger transaction, reverse split of the Company's Common Stock on the basis of one (1) post-reverse split share for each four (4) pre-reverse split shares, authorization and concurrent private placement of the Company's initial issuance of preferred stock, in units comprised of newly authorized Series A Convertible Preferred Stock and a series of common stock purchase warrants, and change of the Company's name to "Medpro Safety Products, Inc." have each been approved by and through the written consent of the Company's Board, and by and through the written consent of shareholders representing more than 90% of the shares entitled to vote; without notice, meetings, or proxies as provided by Sections 78.315 and 78.320 of the Nevada Revised Statutes, and comprise corporate actions by the Company as if taken at special meetings for those purposes.

The one for four reverse split of our Common Stock, change of the Company's name and closing of the private placement of the preferred stock units, are conditions to coincident closing of the Reverse Merger transaction.


Overview of MedPro
------------------

Founded in 1995, MedPro is a development-stage closely held company ("company") that has developed and acquired a portfolio of patented high volume medical device safety products incorporating proprietary needlestick prevention functionalities. Located in Lexington, Kentucky, The company has 96 shareholders and five employees. It has initiated a commercialization strategy covering four products in three related product sectors and plans to enter into strategic partnership agreements with major medical products distribution partners in most cases with fixed "take-or-pay" contracts. The company has secured two major customer relationships for its blood collection devices formatted in two separate models and expects to receive initial revenues in 2007. Through another strategic relationship, MedPro has acquired distribution rights covering five patents and more than fifteen potential products, including a proprietary safety syringe product with a unique "blunt" feature, and a prefilled pharmaceutical safety syringe. MedPro expects to sign a similar distribution agreement and "take-or-pay" contract for the "blunt" product in the near future. It's product developmental pipeline also includes patents and designs for a safety dental syringe and a needleless intravenous line.

The Registrant is informed that MedPro has invested approximately
$12   million  in  its  technology  to  date,  including  patent, regulatory, compliance, acquisition and marketing efforts.

As a material aspect of the overall Reverse Merger transaction, the following individuals will replace the director and executive officers of the Registrant:


Name                   Positions
-----                  ---------

W. Craig Turner        Chairman of the Board, Chief Executive Officer

Gary Peterson          Vice Chairman of the Board

Walter W. Weller       President and the Chief Operating Officer

Warren Rustand         Director

         W. Craig Turner,53, is the founder of MedPro and has been Chairman of its Board of Directors since its inception in 1993. Mr. Turner is also the President and Chairman of the Board of Directors of CRM Companies, Inc., a real estate development company specializing in the development of commercial and industrial properties. At CRM Properties, Mr. Turner has been directly responsible for the development of more than $250 million in commercial and industrial properties. Previously, Mr. Turner served as Director of Industrial Development for the Commonwealth of Kentucky under then Governors John Y. Brown and Martha Layne Collins.

         Gary A. Peterson, 56, is President and Chief Executive Officer of BATON Development Inc., a virtual incubator for new medical products and services and Managing Member of BATON Ventures LLC and the Venture Partner in Affinity Ventures II LLC, venture capital funds. Since 1991, Mr. Peterson has been the President of Peterson-Spencer-Fansler Company, a capital sourcing and operational consulting company and a General Partner of PSF Advisors, the General Partner of PSF Health Care Fund L.P., a venture capital limited partnership. Mr. Peterson was co-founder and senior executive of Angiomedics Incorporated, which was acquired by Pfizer, Inc. in 1986 and renamed to Schneider USA. Schneider has since been sold to Boston Scientific. Prior to starting Angiomedics, Mr. Peterson was involved with several medical device companies including Cardiac Pacemakers, Inc. (now Guidant) and Renal Systems, Inc. (now Minntech) in capacities ranging from management positions in sales and marketing to operating positions in product management to corporate long range product planning.

         Walter W. Weller, 55, has been President of MedPro since 2003 and VP/COO from the company's inception in 1993. He has been responsible for MedPro's product strategy, building customer relationships with key channel partners, and coordinating day to day activities for the company. Before joining MedPro, Mr. Weller spent approximately nine years working in manufacturing, seven years in financial and operational management, and five years working with financial software design and implementation services.

         Warren Rustand, 64, is currently the Managing Partner of SC Capital, has served as a director for more than 40 public, private and not-for-profit organizations, including as Chairman of more than half of those organizations. In the medical field, Mr. Rustand has served as Chairman of Tucson Medical Center, Chairman of Health Partners of Arizona, Chairman of TLC Vision (NASDAQ: TLCV), Chairman of Medical Body Sculpting, and Chairman of Health Equity, Incorporated. Mr. Rustand also served as
Appointment  Secretary  and  Cabinet  Secretary  to   former   US
President Gerald Ford.


SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Securities


During November 2007, the Registrant will undertake a private offering and sale of up to 6,638,230 units ("Units") comprised of one share of newly authorized, previously unissued Series A Convertible Preferred Stock and a variable series of Common Stock Purchase Warrants, for maximum gross cash proceeds of $13,000,000, at the placement price of $1.95 per Unit. These securities are to be offered for purchase by accredited investors only, including primarily, the Company's controlling shareholder, Vision Opportunity Master Fund which acquired control of the Registrant at the end of 2006, as previously reported in the Company's Current Report on Form 8-K dated December 15, 2006 and incorporated by reference herein. There will be no underwriting discounts or commissions paid in the Units private placement offering.

Each share of Series A Preferred Convertible Stock ("Preferred") is convertible into one (1) share of the Registrant's restricted Common Stock at the holder's option at any time. All of the Units include of one (1) Series A and one (1) Series B Common Stock Purchase Warrant. In the case of an investor purchasing Units in the offering for an aggregate purchase price of $5,000,000 or more, each of the Units purchased will also include one (1)
Series J Common Stock Purchase Warrant and one (1) Series C
Common Stock purchase Warrant to purchase one (1) additional authorized, previously unissued share of our Common Stock. More particularly, included in the Units, subject to the contingencies specified, at the Unit purchase price, are the following Warrants:


A Series A Warrant to purchase one (1) share of Common Stock at a purchase price of $1.81 per share;

A Series B Warrant to purchase one (1) additional share of Common
Stock at a purchase price of $1.99 per share;


For investors purchasing an aggregate of at least 2,564,103 Units in the offering, each purchased Unit also includes a Series J Warrant to purchase one (1) further additional share of Common Stock at the exercise price of $2.18 and one Series C Warrant to purchase one further additional share of Common Stock, also at the exercise price of $2.18. The Series C Warrant however, becomes exercisable only upon exercise of the corresponding Series J Warrant.

Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under
Section 4(2) of the Securities Act of 1933, among others, on the basis that these sales transactions do not involve any public offering and the purchasers are accredited investors having access to the kind of information registration would provide, appropriate investment representations were obtained, and the securities were to be issued with restricted securities legends and subject to stop-transfer instructions to the Company's transfer agent.


Item 3.03 Material Modification to Rights of Security Holders

On August 14, 2007, the Company took corporate action to reverse-split its issued and outstanding Common Stock held by shareholders on August 10, 2007, the record date. Thereafter, each four (4) pre-reverse split shares of Common Stock outstanding on the record date became one (1) post-reverse split share of Common Stock. The action was taken by and through the written consent, of the Board of Directors, and by and through the written consent of shareholders representing approximately 90% of the shares otherwise entitled to vote at a meeting, without notice, proxies or meetings pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes.


On August 14, 2007, the Company also took corporate action to amend its Articles of Incorporation to change its name and to authorize preferred stock for subsequent issuance at the discretion of the Board of Directors. As reflected in Item 3.02 above, those actions were taken in anticipation of the need for capital financing in connection with the Company's acquisition of all of the ownership interest in Medpro Safety Products, Inc. in the reverse merger transaction reflected in the corresponding definitive Amended and Restated Agreement and Plan of Merger.
These actions too, were taken by and through the written consent of our Board of Directors, and by and through the written consent of shareholders representing approximately 90% of all of the shares entitled to vote at a meeting, without notice, proxies or meetings, pursuant to Sections 78.315 and 78.320 of the Nevada Revised statutes.


SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of Registrant

In an earlier change of control of the Registrant, on December 15, 2006, Mr. Harry Miller, the former majority shareholder, chief executive officer, chief financial officer, President, Secretary, and Treasurer of the Company, entered into a Stock Purchase Agreement together with Messrs. Lorne Demorse and Zane Weaver (collectively, the "Sellers") and Vision Opportunity Master Fund, Ltd. (the "Purchaser"). Under the terms of the Stock Purchase Agreement, the Sellers sold Vision Opportunity Master Fund, Ltd., an aggregate of 5,016,150 shares of the Common Stock of the Company, (the "Shares"), representing approximately 90% of the Company's issued and outstanding shares of capital stock. With its working capital as the source of its purchase money funds, the Purchaser paid $650,000, or approximately $0.13 per share, for the Shares. Mr. Miller resigned as chief executive officer, chief financial officer, President, Secretary, and Treasurer of the Company and appointed Dr. Lawrence Chimerine as President and Chief Executive Officer, and Mr. Robert Scherne as Secretary and Treasurer of the Company, at the closing of the purchase and sale transaction. Mr. Miller also tendered a letter of resignation to the Company resigning as Director after the Board appointed Dr. Chimerine a Director of the Company effective December 31, 2006.

CHANGE OF CONTROL INFORMATION

The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act following completion of, that earlier change of control transaction. In accordance with paragraph (8) of Item
5.01 of Form 8-K, the Company was required to provide the information that would be required if the Company were filing a Form 10-SB registration statement under the Exchange Act. The required information was previously reported in the Company's Current Report on Form 8-K dated December 15, 2006 as follows:

--------------------------------------------------------------------------------------
Form  10  Item       Description                  Filing  Where Information Included
--------------------------------------------------------------------------------------
Part  I  -  Item 1    Description of Business     Form  10-KSB annual report filed on
                                                  September  19, 2006.




----------------------------------------------------------------------------------------
Part  I  -  Item 2    Plan of Operation             Form 10-KSB annual report filed on
                                                    September  19, 2006.
----------------------------------------------------------------------------------------
Part  I - Item 3      Description of Property       Provided below in this 12/15/06
                                                    Current Report on Form 8-K
----------------------------------------------------------------------------------------
Part  I - Item 4      Security Ownership of         Provided below in this 12/15/06
                      Certain Beneficial            Current Report on Form 8-K
                      Owners and Management
----------------------------------------------------------------------------------------
Part  I - Item 5      Directors and Executive       Provided below in this 12/15/06
                      Officers, Promoters and       Current Report on Form 8-K
                      Control Persons
----------------------------------------------------------------------------------------
Part  I  -  Item 6    Executive Compensation        Form 10-KSB annual report filed on
                                                    September  19, 2006.
----------------------------------------------------------------------------------------
Part  I  -  Item 7    Certain Relationships         Form  10-KSB annual report filed on
                      and Related Transactions      September  19, 2006.
----------------------------------------------------------------------------------------
Part  I  - Item 8     Description of Securities     Form 10SB-12G registration statement
                                                    originally filed on July 21,  2006,
                                                    as amended
----------------------------------------------------------------------------------------
Part  II  - Item 1    Market Price of and           Form 10-KSB annual report filed on
                      Dividends on Registrant's     September 19, 2006.
                      Common Equity and Related
                      Stockholder Matters
----------------------------------------------------------------------------------------
Part  II  -  Item 2   Legal Proceedings             Form  10-KSB annual report filed on
                                                    September  19, 2006.
----------------------------------------------------------------------------------------
Part  II  -  Item 3   Changes in and  Disagreements Form 10-KSB annual report filed on
                      with Accountants              September 19, 2006.
----------------------------------------------------------------------------------------
Part  II  -  Item 3   Changes in and Disagreements  Form 10-KSB annual report filed on
                      with Accountants              September 19, 2006.
----------------------------------------------------------------------------------------
Part  II  -  Item 4   Recent Sales of Unregistered  Form 10-KSB annual report filed on
                      Securities                    September 19, 2006.
----------------------------------------------------------------------------------------
Part  II  - Item 5    Indemnification of Directors  Form 10SB-12G registration statement
                      and Officers                  originally filed on July 21, 2006,
                                                    as amended
----------------------------------------------------------------------------------------
Part  F/S             Financial Statements          Form 10-KSB annual report filed on
                                                    September 19, 2006.
----------------------------------------------------------------------------------------
Part  III             Exhibits                      Form 10-KSB annual report filed on
                                                    September 19, 2006.
----------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of pre-reverse split shares of our Common Stock owned beneficially as of August 10, 2007, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) our Director, and (iii) officers and Directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

-------------------------------------------------------------------------------
Title of class    Name and address       Number of Pre-Reverse  Percentage of
                of beneficial owner (1)      Split Shares of      of Common
                                              Common Stock        Stock(1)
-------------------------------------------------------------------------------
Common Stock    Vision Opportunity
                Master Fund, Ltd.
                20 W. 55th Street, Floor 5
                New York, NY 10010            5,016,150(2)        89.5%(2)
-------------------------------------------------------------------------------
Common Stock    Adam Benowitz (2)
                20 W. 55th Street, Floor 5
                New York, NY 10010            5,016,150(2)        89.5%(2)
-------------------------------------------------------------------------------
Common Stock    Lawrence Chimerine
                20 W. 55th Street, Floor 5
                New York, NY 10010               12,500            0.2%
-------------------------------------------------------------------------------
Common Stock    Robert Scherne
                20 W. 55th Street, Floor 5
                New York, NY 10010               18,750            0.3%
-------------------------------------------------------------------------------
Common Stock    All Officers and Directors
                as a Group (2  persons)          31,250            0.6%
-------------------------------------------------------------------------------

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of August 10, 2006, there were 5,584,000 pre-reverse split shares of our common stock issued and outstanding.


(2) The shares are held in the name of Vision Opportunity Master Fund. Mr. Adam Benowitz is the Chief Executive Officer and Director of Vision Opportunity Master Fund. These shares were acquired by Vision from Messrs. Harry Miller (4,765,000 shares), Zane Weaver(45,000shares) and Lorne Demorse (206,150 shares) pursuant to a Stock Purchase Agreement dated December 15, 2006.

(3) Mr. Harry Miller resigned as a Director on December 31, 2006. Dr. Lawrence Chimerine, has been President and Chief Executive Officer and Mr. Robert Scherne has been Secretary and Treasurer of the Company since December 15, 2006. Dr. Lawrence Chimerine has been the sole Member of the Company's Board of Directors since December 31, 2006.

(4) On the record date, August 10, 2007, all of the Company's issued and outstanding Common Stock was reverse-split on the basis of one (1) share of post-reverse split Common Stock for each four (4) pre-reverse split shares held on the record date.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors:

Name of Director          Age
---------------------    -----
Lawrence Chimerine(1)     66


Executive  Officers:

Name                      Age    Office(s) Held
-------                  -----   --------------
Lawrence Chimerine        66      President and Chief Executive Officer
Robert Scherne            51      Chief  Financial Officer,
                                  Secretary and Treasurer


Set forth below is a brief description of the background and business experience of each of our current and past executive officers and Directors for the past five years:

Mr. Harry Miller was the President, Chief Executive Officer, Secretary, Treasurer, Acting Chief Financial Officer and sole Director of DentalServ.Com from December 15, 1999 through December, 2006. Mr. Miller has years of experience in starting new enterprises; having spent the last thirty years in forming many companies and providing consulting services to a variety of businesses. He resigned from his positions with the Company in December of 2006 as an aspect of a change of control stock purchase transaction on December 15, 2006. Mr. Miller is a former Director and officer of the following reporting issuers: (1) Coronation Acquisition Corp., a former blank check company, later known as Supreme Realty Investments, Inc.; (2) a blank check company known as Black Gardena Corp. which had not yet found a project as of January 1st, 2006; and (3) of Medina Coffee, Inc., later known as China Bak Battery Inc.

Dr. Lawrence Chimerine has been our President and Chief Executive Officer since December 15, 2006, and the Company's sole Director since December 31, 2006. Dr. Chimerine has for more than the past nine years been president of Radnor International Consulting Inc., based in Radnor, Pennsylvania and partner and member of the Investment Committee of Strategic Capital Advisors, based in West Conshocken, Pennsylvania. For more than the past 25 years Dr. Chimerine has been an economic consultant advising financial institutions and government agencies on the state of the United

States and world economics, on specific industries and business sectors, and on the impact of economic conditions on decision making, budgeting, and strategic planning. He has served on the House of Representatives Task Force on International Competitiveness, the Census Advisory Committee and the Economic Policy Board of the Department of Commerce. He is the author or editor of several books as well as articles that have appeared in the New York Times, Washington Post, and American Economic Review. Dr. Chimerine has been a director of House of Taylor Jewelry, Inc., a publicly held Los Angeles-based international jewelry company, since September 2005.

Mr. Robert Scherne has been our Chief Financial Officer, Secretary and Treasurer since December 15, 2006. Mr. Scherne is also the Chief Financial Officer and Secretary of International Imaging Systems, Inc. a publicly held Delaware Company. He has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Prior to that, Mr. Scherne was employed as an accountant by Merdinger, Fruchter, Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm, Grossman, Russo & Shapiro, from July 1986 until November 2002; and by L.H. Frishkoff & Co. and its successor firm, A. Uzzo &Co., from July 1978 to June 1986. Mr. Scherne holds a BBA degree in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In the event that we are in fact able to complete the overall reverse merger transaction disclosed above in Item 1.01, we anticipate that Dr. Lawrence Chimerine and Mr. Robert Scherne will tender letters of resignation as President and Chief Executive Officer and as Chief Financial Officer, Secretary and Treasurer of the Company, respectively, appropriately effective at, and as applicable, after the closing of the change of control transaction, pursuant to the parties' definitive Agreement and Plan of Merger. We anticipate that upon closing of the overall reverse merger transaction, if completed and closed in fact, the current officers directors and nominees of MedPro will be appointed to replace both of our officers and director, Messrs. Chimerine and Scherne, in the corresponding positions.


Item  5.03  Amendments  to Articles of Incorporation  or  Bylaws;
Change in Fiscal year

We will file an Amendment to the Company's Articles of Incorporation, for effectiveness on or about October 10, 2007 amending ARTICLE I, Name, to change the Company's name to "MedPro Safety Products, Inc." and amending ARTICLE VI, Authorized Capital Stock, to initially authorize preferred stock and to reverse split the Company's Common Stock on the basis of one (1) share of post-reverse split Common Stock, par value $ 0.001 per share, for each four (4) shares of pre-reverse split Common Stock, par value $0.001 per share. The Amendment is to be filed in keeping with corporate actions taken by the Board of Directors and by shareholders representing 90% of the shares entitled to vote on the matters, without notice or meetings pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes in connection with, and as conditions to the Reverse Merger acquisition transaction discussed and disclosed in Item 5.01 above.

Item 5.06 Change in Shell Company Status

When  the  Reverse Merger, acquisition transaction  disclosed  in
Item 5.01 of this Current Report on Form 8-K proceeds to completion and closing, the Company's status as a shell company, as defined in Rule 12b-2 promulgated under the Exchange Act of 1934, will come to an end with its undertaking of all of the commercial operations of MedPro and upon receipt of the gross proceeds of its private placement offering of Units comprised of Series A Preferred Stock and various Common Stock Purchase Warrants.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit
Number    Description
------    -----------

  3.1    Amendment to the Articles of Incorporation, Article  I
         Name and Article VI, Authorized Capital Stock.**

  4.1    Certificate  of  Designations,  Series  A  Convertible
         Preferred Stock.**

  4.2    Specimen Series A Convertible Preferred Stock.*

  4.3    Form of Series A Common Stock Purchase Warrant.**

  4.4    Form of Series B Common Stock Purchase Warrant.**

  4.5    Form of Series J Common Stock Purchase Warrant.**

  4.6    Form of Series C Common Stock Purchase Warrant.**


 10.1    Agreement and Plan of Merger dated September 5, 2007.**

 10.2 Amended and Restated Agreement and Plan of Merger dated November 7, 2007.


* Incorporated by reference to the Registrant's Form 8-K filed on August 18, 2007.


** Amended since filing of the original Exhibit on Form 8-K/A on September 10, 2007.



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                           SIGNATURES

Pursuant to the requirements of the Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DENTALSERV.COM


DATE: November 13, 2007            By:/s/Lawrence Chimerine
                                      -------------------------
                                   Dr. Lawrence Chimerine
                                   President and Chief Executive Officer










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